EXHIBIT 10.4
   CHANGE OF CONTROL AGREEMENT BETWEEN PREMIER BANCORP, INC., PREMIER BANK AND
                                 BRUCE E. SICKEL

Incorporated by reference to Exhibit 10.4 to PBI's Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998.